                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               IWI HOLDING LIMITED
                (Name of Registrant As Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14a.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------
    2.   Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------------
    4.   Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------
    5.   Total fee paid:

         --------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.   Amount Previously Paid:

         --------------------------------------------------------------------
    2.   Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------------
    3.   Filing Party:

         --------------------------------------------------------------------
    4.   Date Filed:

                               IWI HOLDING LIMITED
                                 OAKMONT CENTRE
                         1010 EXECUTIVE COURT, SUITE 300
                            WESTMONT, ILLINOIS 60559



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 16, 1996



To the Shareholders of IWI Holding Limited:

     An Annual Meeting of Shareholders of IWI Holding Limited (the "Company") will be held at the Company's offices, at Oakmont Centre, 1010 Executive Court, Suite 300, Westmont, Illinois at 10:00 a.m., on Wednesday, October 16, 1996 for the following purposes:

          1. To elect ten directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

          2. To consider and act upon a proposal to ratify the appointment of Ernst & Young, LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1996.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 27, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                   By Order of the Board of Directors



                                   Joseph K. Lau
                                   SECRETARY


Westmont, Illinois
September 27, 1996

                               IWI HOLDING LIMITED
                                 OAKMONT CENTRE
                         1010 EXECUTIVE COURT, SUITE 300
                            WESTMONT, ILLINOIS 60559

                                -----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 16, 1996

                                -----------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of IWI Holding Limited (the "Company") for use at the 1996 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Company's offices, at Oakmont Centre, 1010 Executive Court, Suite 300, Westmont, Illinois, on Wednesday, October 16, 1996 at 10:00 a.m. local time. The Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about September 27, 1996.

PROXIES

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted (i) for the election to the Board of Directors of the nominees of the Board of Directors named herein and (ii) in favor of the proposal to appoint Ernst & Young, LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1996. Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

VOTING SECURITIES

     Shareholders of record at the close of business on September 27, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, no par value per share (the "Common Stock"), outstanding and entitled to vote was 2,633,750. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. In addition to the Common Stock, the Company had 3,644,880 shares of preferred stock (the "Preferred Stock") outstanding and entitled to vote as of the Record Date. The holders of all outstanding shares of Preferred Stock are entitled to one-half vote for each share of Preferred Stock registered in their names on the books of the Company at the close of business on the Record Date.

QUORUM AND OTHER MATTERS

     The presence at the Annual Meeting, in person or by proxy, of the holders of not less than one-third of the eligible votes represented by the outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

     Shares of Common Stock and Preferred Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The appointment of the independent auditors of the Company requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any such other matter.

     Under the laws of the British Virgin Islands, dissenters rights are not available to shareholders of the Company with respect to any matter scheduled to be brought before the Annual Meeting.

                              ELECTION OF DIRECTORS
                             (PROXY PROPOSAL NO. 1)

     Ten directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock and Preferred Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all nominees hereinafter named. In the event, however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Articles of Association. The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     Until December of 1997, the Company has agreed to use its best efforts to cause one (1) individual selected by Sands Brothers & Co., Ltd., the underwriter of the Company's initial public offering, to be elected to the Board, if requested by the underwriter, which individual shall be reasonably acceptable to the Board. Such individual may be a director, officer, employee or affiliate of the underwriter. In the event the underwriter elects not to designate such individual at the time of any meeting of the Board, the Company has agreed to notify the underwriter of each meeting of the Board, and an individual selected by the underwriter shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. In 1995 Steven Sands, the underwriter's designee, was elected as a Director of the Company. Mr. Sands resigned as a Company Director on April 3, 1996 and the underwriter has not designated another nominee.

NOMINEES FOR ELECTION

     The following table sets forth information with respect to each nominee for election as a director. The information as to age, principal occupation and directorships held has been furnished by each such nominee.

                                                                     SERVED AS
                                                                      DIRECTOR
                                 PRINCIPAL                          CONTINUOUSLY       COMMITTEE
NAME AND AGE                     OCCUPATION (1)                         SINCE         MEMBERSHIPS
- ------------                     --------------                     ------------      -----------
David F. Chui (55).........   Chairman of the Board of                  1975
                              Directors; Chairman and
                              President of Rhine Holdings Ltd

Bruce Anderson (44)........   President and Chief Executive             1996          Compensation
                              Officer (2)

Joseph K. Lau (48).........   Senior Vice President and Chief           1986
                              Operating Officer

Richard W. Sigman (56).....   Vice President - Finance and              1994          Audit
                              Chief Financial Officer

Richard J. Mick (55).......   Vice President (3)                        1996

James W. Pierpont (52).....   Group Vice President and Managing         1995          Audit and
                              Director of ABN AMRO North America,                     Compensation
                              Inc., a banking firm (4)

Jack Reiff (69)............   Retired; Former owner and Chairman        1995          Audit and
                              of William Schneider Incorporated (5)                   Compensation

Robert J. Gariano (46).....   Executive Director of Russell               (7)
                              Reynolds Associates, Inc., an
                              executive search firm (6)

Michael L. Kaplan (57).....   President of Rocket Jewelry Box,            (7)
                              Inc., a packaging manufacturer

James B. McCarthy (45).....   President of Gemini Consulting              (7)
                              Group, a health care consulting
                              company

____________________
(1) Unless indicated otherwise in the table or in the section of this Proxy Statement captioned "Executive Officers of the Company," the individuals named in the table have held their positions for more than five years.
(2) Prior to joining the Company in 1996, from 1983 to 1996, Mr. Anderson was Vice President of Marketing for Donald Bruce & Co., Chicago, Illinois, a wholesale jewelry distributor.
(3) Prior to joining the Company in 1996, from 1990 to 1996, Mr. Mick served as President of Ronald C. Mick Company, a sales and marketing firm specializing in jewelry and related products.
(4)  Prior to joining ABN AMRO North America, Inc. in 1996, from 1990 to
     1996, Mr. Pierpont served as Executive Vice President and Director of Corporate Finance of Dain Bosworth, an investment banking firm.
(5)  Mr. Reiff was the Chairman and Chief Executive Officer of William
     Schneider Incorporated from 1970 to 1991 and Chairman until 1993 when he retired.
(6) Prior to joining Russell Reynolds Associates, Inc., Mr. Gariano served as Vice President and an executive officer at W.W. Grainger, Inc. a leading industrial distributor from 1988 to 1995.
(7)  Nominee for election at Annual Meeting for first term as Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

     In order to facilitate the various functions of the Board of Directors, the Board has created a standing Audit Committee and Compensation Committee.

     The functions of the Company's Audit Committee are to review the Company's financial statements with the Company's independent auditors; to determine the effectiveness of the audit effort through regular periodic meetings with the Company's independent auditors; to determine through discussion with the Company's independent auditors that no unreasonable restrictions were placed on the scope or implementation of their examinations; to inquire into the effectiveness of the Company's financial and accounting functions and internal controls through discussions with the Company's independent auditors and officers of the Company; to recommend to the full Board of Directors the engagement or discharge of the Company's independent auditors; and to review with the independent auditors the plans and results of the auditing engagement. The members of the Audit Committee are Mr. Sigman, Mr. Pierpont and Mr. Reiff.

     The functions of the Company's Compensation Committee include reviewing the existing compensation arrangements with officers and employees, periodically reviewing the overall compensation program of the Company and recommending to the Board modifications of such program which, in the view of the development of the Company and its business, the Committee believes are appropriate, recommending to the full Board of Directors the compensation arrangements for senior management and directors, and recommending to the full Board of Directors the adoption of compensation plans in which officers and directors are eligible to participate and granting options or other benefits under such plans. The members of the Compensation Committee are Mr.Reiff, Mr. Pierpont and Mr. Anderson.

     During the year ended December 31, 1995, the Board of Directors held four formal meetings. The Audit and Compensation Committees each held one meeting. Each director (during the period in which each such director served) attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.


EXECUTIVE COMPENSATION AND OTHER MATTERS

     The aggregate cash compensation paid by the Company to all directors and officers as a group during 1995 was approximately $500,000.

     Certain officers of the Company will be entitled to bonuses from the Company based on performance criteria to be established by the Compensation Committee of the Board of Directors. Additionally, in 1993, the Company adopted a Stock Option Plan (the "Option Plan") to assist the Company and its subsidiaries in retaining the service of current employees, motivating selected key personnel, and attracting new management by providing the opportunity for such personnel to acquire a proprietary interest in the Company and thereby share in its growth and success. Participation in the Option Plan and the granting of options under the Option Plan are recommended by the Compensation Committee of the Board, subject to ratification by the Board. Pursuant to the Option Plan, a total of 150,000 shares of common stock are reserved for issuance. The option plan requires that the exercise price of the option be the fair market value of the Company's stock on the date of the grant of the option but not less than $8.50 per share. The fair market value for purposes of the Option Plan is, for so long as common stock is quoted on the NNM, the final closing sales price per share on the date of the grant. The exercise price with respect to any option must be paid in cash. As of September 15, 1996, options to purchase 80,000 shares of common stock had been granted under the Option Plan.

     The Company during 1995, also adopted a Non-Qualified Stock Option Plan (the "Non-Qualified Plan"). A total of 600,000 shares are reserved for issuance under the Non-Qualified Plan. The Non-Qualified Plan provides for the granting of options and stock appreciation rights to non-employee directors, key management employees, and consultants and is administered by the Compensation Committee. The terms of any options and/or stock appreciation rights granted under the Non-Qualified Plan shall be determined by the Compensation

Committee provided that the options may not be exercisable for a term longer than ten years and may not be exercisable at a price less than the stated value of the common stock. No options or stock appreciation rights had been granted under the Non-Qualified Plan as of September 15, 1996.

     In addition, the Company maintains a defined contribution plan which has both a profit sharing feature and a 401(k) savings feature (the "Plan"). Under the profit sharing portion of the Plan, contributions are an amount determined by the Company's Board of Directors. Subject to certain limitations required by law, the Company's contribution is allocated to each participant who is employed by the Company at the end of the Plan year in the proportion that the total compensation paid by the Company to each participant bears to the aggregate compensation paid by the Company to all participants during such Plan year. Under the 401(k) savings feature, eligible employees may elect, subject to certain limitations required by law, to defer payment of up to 15% of their compensation. The Plan provides that if an employee defers payment, the Company will contribute 50% of the first 2% of compensation deferred, by making a cash payment to the Plan on behalf of such participant. Contributions by the Company to the profit sharing feature of the plan, and earnings thereon, vest based on the participant's years of service with the Company, vesting 20% per year after one year of service and being fully vested after six years of service. Employee contributions are always 100% vested. Contributions by the Company to the 401(k) savings feature vests on the employee's first day of employment. All contributions vest, regardless of years of service, upon termination of employment by reason of death or disability, attainment of age 62 or the termination of the Plan. After termination of employment, an employee is entitled to receive the distribution of his or her entire vested interest in the Plan in a lump sum, in installments for a specific period of time, or an annuity for life. The amounts held under the Plan are invested according to the instructions of the participant in investment funds designated by the plan administrator. The Company made contributions to the Plan during 1995 of $16,000.

                          BENEFICIAL OWNERSHIP OF STOCK

     The following table is furnished as of September 15, 1996, to indicate beneficial ownership of shares of the Company's Common Stock and Preferred Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock or Preferred Stock, (2) each director and nominee for director of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

NAME AND ADDRESS                     AMOUNT AND NATURE OF      TITLE OF     PERCENT OF     PERCENT OF
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)    CLASS       CLASS (2)    VOTING POWER
- -------------------                  ------------------------  --------     ----------    ------------
David Chui (2).......................        523,700 (3)        Common        19.9%         11.8%
Joseph K. Lau .......................          1,000            Common            *             *
Richard Sigman ......................          3,500            Common            *             *
Lillian Chui (2).....................        523,700 (3)        Common        19.9%         11.8%
Bruce Anderson ......................         10,000            Common            *             *
James Pierpont ......................          2,100            Common            *             *
Richard J. Mick .....................         27,500            Common         1.0%             *
Jack Reiff ..........................              0              -               -             -
Robert J. Gariano ...................              0              -               -             -
Michael L. Kaplan ...................              0              -               -             -
James B. McCarthy ...................              0              -               -             -
Rhine Investment
Holdings  Co. Ltd (2) ...............        918,750 (3)        Common        34.9%         20.6%
Rhine Jewellery Ltd (2)..............      3,644,880            Preferred    100.0%         40.9%
White Angel Holdings Ltd. (2)........        523,700 (3)        Common        19.9%         11.8%
All executive officers and
directors as a group (10 persons)....        567,800            Common        21.6%         12.7%
                                                   0            Preferred        0%            0%

- --------------------
*    Less than 1%
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Preferred Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.
(2)  Address is 2/F One Harbourfront, 18 Tak Fung Street, Hunghom, Hong Kong.
(3) All shares of Common Stock and Preferred Stock indicated are held of record by Rhine Investment Holdings Company Limited and Rhine Jewellery Limited, respectively. Rhine Jewellery Limited is a wholly owned subsidiary of Rhine Investment Holdings Company Limited. Rhine Investment Holdings Company Limited is wholly-owned by Rhine Holdings Limited which is owned in part by a series of trusts, including a trust for the benefit of David Chui, Lillian Chui and Sherman Chui which owns approximately 57% of the outstanding securities of Rhine Holdings Limited. White Angel Holdings Ltd. has the power to vote and dispose of the shares held by these trusts. David Chui, Lillian Chui and Sherman Chui may be deemed to hold, but hereby disclaim, beneficial ownership of all securities of the Company held by Rhine Investment Holdings Company Limited and Rhine Jewellery Limited. However, the table above reflects any possible beneficial ownership as well as the holdings of White Angel Holdings Ltd. because the ownership of 57% of the stock of Rhine Holdings gives the Chui family absolute control of the Company.


                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below. Information with respect to non-employee directors is set forth in the section of this Proxy Statement captioned "Election of Directors - Nominees for Election."

NAME AND AGE                        OFFICE
- ------------                        ------
David F. Chui (55)......... Chairman of the Board
Bruce Anderson (44)........ President, Chief Executive Officer and Director
Joseph K. Lau (48)......... Senior Vice President, Secretary, Chief Operating
                            Officer and Director
Richard W. Sigman (56)..... Vice President - Finance, Chief Financial Officer
                            and Director
Richard J. Mick (55)....... Vice President and Director

     Directors are elected on an annual basis. The present terms for each director will expire at the next annual meeting of shareholders or at such time as a successor is duly elected. Officers serve at the discretion of the Board of Directors. Bruce Anderson, Richard Sigman and Joseph Lau have entered into Employment Agreements with the Company which expire on July 1, 2001, December 31, 1997 and December 31, 1996, respectively.

EXECUTIVE OFFICERS

     DAVID F. CHUI co-founded Imperial World in 1975 and has served as Chairman of the Board of Directors since inception. Mr. Chui has 30 years of experience in the jewelry industry and is presently the Chairman and President of Rhine Holdings Limited. He was the associate chairman of the Hong Kong Jewellery Manufacturers Association for 1992/1993 and was awarded with a National Entrepreneur of the Year Award in 1990 by the Institute of American Entrepreneurs.

     BRUCE ANDERSON joined the Company on July 1, 1996 as President, Chief Executive Officer and Director. For the 13 years prior to joining the Company, Mr. Anderson served as Vice President of Marketing and Sales for Donald Bruce and Co., in Chicago, Illinois., a wholesale jewelry distributor.

     JOSEPH K. LAU joined the Company in November, 1982 and was elected Senior Vice President, Chief Operating Officer, Secretary and Director in February, 1986. For the 11 years prior to joining the Company, he held a management position in the restaurant industry and owned a trading company in Hong Kong.

     RICHARD W. SIGMAN joined the Company in March, 1994 as Vice President - Finance, Chief Financial Officer and Director. For the 22 years prior to joining the Company, Mr. Sigman served as the Chief Financial Officer and/or the Chief Executive Officer of various privately held companies as well as a self-employed Financial Consultant. Prior thereto, Mr. Sigman was employed by Arthur Andersen & Co.

     RICHARD J. MICK joined the Company in February, 1996 as Vice President and Director. For the six years prior to joining the Company, Mr. Mick was President of Ronald C. Mick Company, a sales and marketing firm selling jewelry and related products. Prior thereto, Mr. Mick was employed by J.C. Penney, Inc. for 26 years.

OTHER KEY PERSONS

     TED WOYSLAW joined the Company as President of its DACO Manufacturing Ltd. subsidiary effective with the acquisition of DACO in July 1995. Mr. Woyslaw served as President of DACO for the five years prior to its acquisition by the Company.

     DAVID WONG joined the Company as Vice President of DACO effective in July 1995. Mr. Wong served as Vice President of DACO for the five years prior to its acquisition by the Company.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     There are no transactions involving the Company and its officers and directors directly, other than those of employer/employee. The Company does, however, purchase products from an affiliate, Rhine Jewellery Limited ($8.3 million in 1994 and $7.5 million in 1995). The Company believes that such transactions are on terms at least as favorable as those obtainable from unaffiliated third parties. Additionally, Rhine Jewellery Limited, a corporation under common control, holds 3,644,880 shares of Preferred Stock of the Company. This Preferred Stock was received in exchange for a promissory note of $3,644,880 which was payable to Rhine Jewellery. Such Preferred Stock is entitled to one-half vote per share.

     All transactions between the Company, its officers, directors, principal shareholder or affiliates, whether presently existing are, or in the future will be, in the belief of management, on terms no less favorable to the Company than may be obtained from unaffiliated third parties.

     The Company and certain of its Hong Kong affiliates engage in overlapping businesses. The Company and the other members of the Rhine Holdings affiliated group have entered into an agreement to market in non-competing geographic areas. In addition, through Haupia, a joint venture between the Company and Rhine Holdings, the Company is retailing jewelry in the PRC.

     In December of 1995, the Company sold half of its interest in Haupia to Rhine Holdings for $1,402,000 payable in four quarterly installments ranging from $200,000 to $502,000 commencing April 1, 1996. In August 1996, the Company sold its remaining interest in Haupia to Rhine Holdings for $1,402,000 payable in four equal quarterly installments commencing February 1, 1997.

     There are several family relationships existing among the management and key personnel of the Company. David F. Chui is married to Lillian S. Chui, whose brother is Joseph K. Lau. Although these persons owe a fiduciary duty to the Company and its shareholders, there can be no assurance that family relationships and considerations will not at times take precedence over the Company's interests.

     Other than the elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.


                              INDEPENDENT AUDITORS
                             (PROXY PROPOSAL NO. 2)

     The shareholders will be asked to ratify the appointment of Ernst & Young, LLP as independent auditors of the books and accounts of the Company for the year ending December 31, 1996. Such ratification will require the favorable vote of the holders of a majority of the shares of Capital Stock present and voting, in person or by proxy, at the Annual Meeting. Ernst & Young LLP served as the Company's independent auditors in 1995.

     Representatives of Ernst & Young, LLP will be present at the Annual Meeting, will be afforded an opportunity to make a statement, and will be available to respond to appropriate inquiries from shareholders.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1995. All of the filing requirements were satisfied on a timely basis in 1995. In making these disclosures, the Company has relied solely on written statements of its directors, executive officers and shareholders and copies of the reports that they filed with the Commission.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 1997 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than April 1, 1997.

                            EXPENSES OF SOLICITATION

     All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

     Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

                                       By Order of the Board of Directors



                                       Joseph K. Lau
                                       SECRETARY

Westmont, Illinois
September 27, 1996

                              IWI HOLDING LIMITED
                                 OAKMONT CENTRE
                        1010 EXECUTIVE COURT, SUITE 300
                            WESTMONT, ILLINOIS 60559

                    Proxy for Annual Meeting of Shareholders
                         to be held on October 16, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Bruce Anderson as Proxy with full power of substitution in the name, place and stead of the undersigned to vote at an Annual Meeting of Shareholders (the "Meeting") of IWI Holding Limited, a British Virgin Island corporation (the "Company"), on October 16, 1996, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

   1. Granting authority to vote for the election as directors of the Company the following nominees: David F. Chui; Bruce Anderson; Joseph
      K. Lau; Richard W. Sigman; Richard J. Mick; James W. Pierpont; Jack Reiff; Robert J. Gariano; Michael L. Kaplan; and James B. McCarthy.

/ / FOR ALL NOMINEES LISTED ABOVE                / / WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED
                                                     ABOVE

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

   2. Proposal to ratify the appointment of Ernst & Young, L.L.P., as independent auditors of the books and accounts of the Company for the year ending December 31, 1996.

             / / FOR            / / AGAINST            / / ABSTAIN

   3. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                         (Please sign on reverse side)

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                                                 Please sign exactly as your
                                                 name appears hereon. When
                                                 shares are held by joint
                                                 tenants, both should sign.
                                                 When signing as an attorney,
                                                 executor, administrator,
                                                 trustee, guardian, or
                                                 corporate officer, please
                                                 indicate the capacity in
                                                 which signing.
                                                 Dated: ______________ , 199_
                                                 ____________________________
                                                          Signature
                                                 ____________________________
                                                  Signature if held jointly

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.